Exhibit 99.1

Protolabs Reports Financial Results for the Third Quarter of 2026
Record Quarterly Revenue of $154.3 Million, a 14.0% Increase Year-Over-Year
GAAP Earnings Per Share of $0.48, up 61% YoY; Non-GAAP Earnings Per Share of $0.63, up 33% YoY
Raising Full Year 2026 Revenue Growth Guidance from 8% - 10% to 10% - 11%
MINNEAPOLIS – October 29, 2026 – Proto Labs, Inc. ("Protolabs" or the "Company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the third quarter ended September 30, 2026.

Third Quarter 2026 Financial Highlights:
•Revenue was a record $154.3 million, a 14.0% increase over the third quarter of 2025.
◦Total revenue per customer contact increased 16.6% year-over-year.
◦CNC machining revenue grew 16.4% year-over-year.
◦Injection molding revenue grew 12.5% year-over-year.
◦3D printing revenue grew 11.4% year-over-year.
•GAAP operating margin was 9.4%, up from 6.5% in the third quarter of 2025. Non-GAAP operating margin was 11.9%, up from 10.0% in the third quarter of 2025.
•GAAP net income was $0.48 per diluted share, compared to $0.30 per diluted share in the third quarter of 2025. Non-GAAP net income was $0.63 per diluted share, compared to $0.47 per diluted share in the third quarter of 2025.

Note: See “Non-GAAP Financial Measures” below.

"Protolabs delivered another record quarter, with double-digit revenue growth for the fourth consecutive quarter," said Suresh Krishna, President and Chief Executive Officer. "Our momentum reflects strong execution and growing demand from industries that value speed, quality, and manufacturing agility. As reindustrialization, advanced hardware innovation, and the need for resilient supply chains reshape manufacturing, our digital model enables customers to move quickly from idea to production — positioning us to deliver sustained profitable growth and long-term shareholder value."

Additional Third Quarter 2026 Financial Highlights:
•GAAP net income was $11.8 million, or 7.6% of revenue, up 63.0% compared to $7.2 million, or 5.3% of revenue in the third quarter of 2025.
•Adjusted EBITDA was $26.2 million, or 17.0% of revenue, up 23.8% compared to $21.1 million, or 15.6% of revenue, in the third quarter of 2025. See “Non-GAAP Financial Measures” below.
•Cash generated from operations was $22.8 million.
•Cash and investments balance was $175.0 million as of September 30, 2026.

"We delivered another quarter of strong financial performance, with broad-based revenue growth, meaningful operating leverage, and continued earnings growth," said Dan Schumacher, Chief Financial Officer. "We remain focused on balancing investments in our strategic priorities with disciplined cost management, while generating strong cash flow and positioning the business for sustained profitable growth."

Financial Guidance and Outlook:

•For full year 2026, Protolabs is raising its guidance and now expects revenue growth between 10% and 11%.
•For the fourth quarter of 2026, the Company expects revenue between $143.0 million and $151.0 million.

•For the fourth quarter of 2026, the Company expects GAAP diluted net income per share between $0.28 and $0.36, and non-GAAP diluted net income per share between $0.46 and $0.54. See "Non-GAAP Financial Measures" below.

Non-GAAP Financial Measures
The Company has included non-GAAP revenue growth by region and by product line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics, when viewed in conjunction with the comparable metrics calculated in accordance with generally accepted accounting principles in the United States ("GAAP"), are useful in evaluating the underlying business trends and ongoing operating performance of the Company.
The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs (“Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense, amortization expense and trade refunds and charges, net ("non-GAAP gross margin"), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs (“non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has included non-GAAP net income and non-GAAP net income per share, in each case, adjusted for stock-based compensation expense, amortization expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs (“non-GAAP net income” and "non-GAAP net income per share", respectively), in this press release to provide investors with additional information regarding the Company’s financial results.
The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP operating margin, non-GAAP revenue growth by region and by product line, EBITDA, EBITDA margin, Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends, provide useful measures for period-to-period comparisons of the Company’s business, and in determining executive and senior management incentive compensation. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as the Company's management and board of directors. These non-GAAP financial measures should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. These non-GAAP financial measures exclude significant expenses and income that are required by GAAP to be recorded in the Company's condensed consolidated financial statements and are subject to inherent limitations. Investors should review the reconciliations of non-GAAP financial measures to the comparable GAAP financial measures that are included in this press release.
Conference Call
The Company has scheduled a conference call to discuss its third quarter 2026 financial results and fourth quarter 2026 outlook today, October 29, 2026, at 8:30 a.m. EDT. To access the call in the U.S., please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/ec8fzrj2/. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs
Protolabs is the world’s fastest manufacturing service enabling companies across every industry to streamline production of quality parts throughout the entire product life cycle. From custom prototyping to end-use production, we support product developers, engineers, and supply chain teams along every phase of their manufacturing journey. Get started now at protolabs.com.
Forward-Looking Statements
Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contacts
Protolabs
Ryan Johnsrud, 612-225-4873
Sr. Manager – Investor Relations and Corporate Development
ryan.johnsrud@protolabs.com

Gateway Group, Inc.
949-574-3860
PRLB@gateway-grp.com
Media Contact
Protolabs
Brent Renneke, 763-479-7704
Corporate Communications Manager
brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	September 30, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$133,780	$110,826
Short-term marketable securities	17,366	17,297
Accounts receivable, net	99,256	78,962
Inventory	16,538	14,401
Prepaid expenses and other current assets	11,844	9,590
Income taxes receivable	744	2,465
Total current assets	279,528	233,541

Property and equipment, net	206,932	215,261
Goodwill	273,991	273,991
Other intangible assets, net	15,663	18,612
Long-term marketable securities	23,903	14,308
Operating lease assets	3,130	2,836
Finance lease assets	—	424
Other long-term assets	4,874	4,442
Total assets	$808,021	$763,415

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$18,991	$15,104
Accrued compensation	24,632	23,674
Accrued liabilities and other	31,755	26,783
Current operating lease liabilities	1,239	1,155
Current finance lease liabilities	—	286
Total current liabilities	76,617	67,002

Long-term operating lease liabilities	2,664	1,606
Long-term deferred tax liabilities	22,269	16,598
Other long-term liabilities	4,667	4,277

Shareholders' equity	701,804	673,932
Total liabilities and shareholders' equity	$808,021	$763,415

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue
Injection Molding	$53,730	$47,770	$158,423	$143,908
CNC Machining	73,359	63,043	206,964	177,831
3D Printing	22,364	20,082	63,496	61,491
Sheet Metal	4,063	4,262	12,876	12,776
Other Revenue	802	209	1,236	628
Total revenue	154,318	135,366	442,995	396,634

Cost of revenue	85,655	74,073	241,398	219,869
Gross profit	68,663	61,293	201,597	176,765

Operating expenses
Marketing and sales	24,528	24,574	74,990	73,054
Research and development	11,019	10,705	32,350	32,487
General and administrative	18,241	17,163	54,903	52,763
Restructuring and transformation costs	434	—	2,779	—
Costs related to exit and disposal activities	—	41	937	151
Total operating expenses	54,222	52,483	165,959	158,455
Income from operations	14,441	8,810	35,638	18,310
Other income, net	1,766	1,441	4,489	4,600
Income before income taxes	16,207	10,251	40,127	22,910
Provision for income taxes	4,445	3,035	11,102	7,668
Net income	$11,762	$7,216	$29,025	$15,242

Net income per share:
Basic	$0.49	$0.30	$1.21	$0.64
Diluted	$0.48	$0.30	$1.19	$0.63

Shares used to compute net income per share:
Basic	24,024,031	23,889,157	23,943,656	23,974,054
Diluted	24,438,800	24,191,039	24,398,409	24,249,669

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2026	2025
Operating activities
Net income	$29,025	$15,242
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	24,269	25,693
Stock-based compensation expense	10,658	11,928
Deferred taxes	5,563	2,355
Interest on finance lease obligations	5	16
Loss on impairment of equipment	186	—
Impairments related to exit and closure of facilities	937	448
Gain on disposal of property and equipment	(150)	16
Other	(172)	(179)
Changes in operating assets and liabilities	(14,575)	2,355
Net cash provided by operating activities	55,746	57,874

Investing activities
Purchases of property, equipment and other capital assets	(15,539)	(6,792)
Proceeds from sales of property, equipment and other capital assets	1,279	811
Purchases of marketable securities	(25,507)	(13,553)
Proceeds from maturities of marketable securities	15,475	11,730
Net cash used in investing activities	(24,292)	(7,804)

Financing activities
Proceeds from issuance of common stock from equity plans	8,011	4,195
Purchases of shares withheld for tax obligations	(6,083)	(3,119)
Repurchases of common stock	(10,038)	(36,732)
Principal repayments of finance lease obligations	(187)	(231)
Net cash used in financing activities	(8,297)	(35,887)
Effect of exchange rate changes on cash and cash equivalents	(203)	989
Net increase in cash and cash equivalents	22,954	15,172
Cash and cash equivalents, beginning of period	110,826	89,071
Cash and cash equivalents, end of period	$133,780	$104,243

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income and Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs
GAAP net income	$11,762	$7,216	$29,025	$15,242
Add back:
Stock-based compensation expense	3,351	3,677	10,658	11,928
Amortization expense	902	935	2,720	2,770
Unrealized loss (gain) on foreign currency	129	(2)	266	(316)
Trade refunds and charges, net	(709)	—	(1,036)	—
Restructuring and transformation costs	434	—	2,779	—
Costs related to exit and disposal activities	—	41	937	151
CEO transition costs	—	14	—	1,376
Total adjustments [1]	4,107	4,665	16,324	15,909
Income tax benefits on adjustments [2]	(531)	(500)	(2,228)	(1,700)
Non-GAAP net income	$15,338	$11,381	$43,121	$29,451

Non-GAAP net income per share:
Basic	$0.64	$0.48	$1.80	$1.23
Diluted	$0.63	$0.47	$1.77	$1.21

Shares used to compute non-GAAP net income per share:
Basic	24,024,031	23,889,157	23,943,656	23,974,054
Diluted	24,438,800	24,191,039	24,398,409	24,249,669

1Stock-based compensation expense, amortization expense, unrealized loss (gain) on foreign currency, trade refunds and charges, net, restructuring and transformation costs, costs related to exit and disposal activities and CEO transition costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025

Cost of revenue	$85	$781	$1,370	$2,350

Marketing and sales	798	837	2,322	2,423
Research and development	629	764	1,698	2,124
General and administrative	2,032	2,244	6,952	9,177
Restructuring and transformation costs	434	—	2,779	—
Costs related to exit and disposal activities	—	41	937	151
Total operating expenses	3,893	3,886	14,688	13,875

Other income, net	129	(2)	266	(316)
Total adjustments	$4,107	$4,665	$16,324	$15,909

2For the three and nine months ended September 30, 2026 and 2025, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the respective period.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$154,318	$135,366	$442,995	$396,634
Gross profit	68,663	61,293	201,597	176,765
GAAP gross margin	44.5%	45.3%	45.5%	44.6%
Add back:
Stock-based compensation expense	451	439	1,379	1,323
Amortization expense	343	342	1,027	1,027
Trade refunds and charges, net	(709)	—	(1,036)	—
Total adjustments	85	781	1,370	2,350
Non-GAAP gross profit	$68,748	$62,074	$202,967	$179,115
Non-GAAP gross margin	44.5%	45.9%	45.8%	45.2%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$154,318	$135,366	$442,995	$396,634
Income from operations	14,441	8,810	35,638	18,310
GAAP operating margin	9.4%	6.5%	8.0%	4.6%
Add back:
Stock-based compensation expense	3,351	3,677	10,658	11,928
Amortization expense	902	935	2,720	2,770
Trade refunds and charges, net	(709)	—	(1,036)	—
Restructuring and transformation costs	434	—	2,779	—
Costs related to exit and disposal activities	—	41	937	151
CEO transition costs	—	14	—	1,376
Total adjustments	3,978	4,667	16,058	16,225
Non-GAAP income from operations	$18,419	$13,477	$51,696	$34,535
Non-GAAP operating margin	11.9%	10.0%	11.7%	8.7%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$154,318	$135,366	$442,995	$396,634
GAAP net income	11,762	7,216	29,025	15,242
GAAP net income margin	7.6%	5.3%	6.6%	3.8%
Add back:
Amortization expense	$902	$935	$2,720	$2,770
Depreciation expense	7,206	7,494	21,549	22,923
Interest income, net	(1,355)	(1,281)	(3,939)	(3,532)
Provision for income taxes	4,445	3,035	11,102	7,668
EBITDA	22,960	17,399	60,457	45,071
EBITDA margin	14.9%	12.9%	13.6%	11.4%
Add back:
Stock-based compensation expense	3,351	3,677	10,658	11,928
Unrealized loss (gain) on foreign currency	129	(2)	266	(316)
Trade refunds and charges, net	(709)	—	(1,036)	—
Restructuring and transformation costs	434	—	2,779	—
Costs related to exit and disposal activities	—	41	937	151
CEO transition costs	—	14	—	1,376
Total adjustments	3,205	3,730	13,604	13,139
Adjusted EBITDA	$26,165	$21,129	$74,061	$58,210
Adjusted EBITDA margin	17.0%	15.6%	16.7%	14.7%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2026			Three Months Ended September 30, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$125,412	$—	$125,412	$109,361	14.7%	14.7%
Europe	28,906	267	29,173	26,005	11.2	12.2
Total revenue	$154,318	$267	$154,585	$135,366	14.0%	14.2%

	Nine Months Ended September 30, 2026			Nine Months Ended September 30, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
United States	$360,298	$—	$360,298	$320,340	12.5%	12.5%
Europe	82,697	(2,337)	80,360	76,294	8.4	5.3
Total revenue	$442,995	$(2,337)	$440,658	$396,634	11.7%	11.1%

1Revenue for the three and nine months ended September 30, 2026 has been recalculated using 2025 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2025 to GAAP revenue for the three and nine months ended September 30, 2026.
3This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2025 to non-GAAP revenue for the three and nine months ended September 30, 2026 (as recalculated using the foreign currency exchange rates in effect during the three and nine months ended September 30, 2025) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Product Line
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2026			Three Months Ended September 30, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$53,730	$46	$53,776	$47,770	12.5%	12.6%
CNC Machining	73,359	184	73,543	63,043	16.4	16.7
3D Printing	22,364	29	22,393	20,082	11.4	11.5
Sheet Metal	4,063	2	4,065	4,262	(4.7)	(4.6)
Other Revenue	802	6	808	209	283.7	286.6
Total revenue	$154,318	$267	$154,585	$135,366	14.0%	14.2%

	Nine Months Ended September 30, 2026			Nine Months Ended September 30, 2025	% Change[2]	% Change Organic[3]
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP
Revenues
Injection Molding	$158,423	$(674)	$157,749	$143,908	10.1%	9.6%
CNC Machining	206,964	(1,248)	205,716	177,831	16.4	15.7
3D Printing	63,496	(369)	63,127	61,491	3.3	2.7
Sheet Metal	12,876	(48)	12,828	12,776	0.8	0.4
Other Revenue	1,236	2	1,238	628	96.8	97.1
Total revenue	$442,995	$(2,337)	$440,658	$396,634	11.7%	11.1%

1Revenue for the three and nine months ended September 30, 2026 has been recalculated using 2025 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.
2This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2025 to GAAP revenue for the three and nine months ended September 30, 2026.
3This column presents the percentage change from GAAP revenue for the three and nine months ended September 30, 2025 to non-GAAP revenue for the three and nine months ended September 30, 2026 (as recalculated using the foreign currency exchange rates in effect during the three and nine months ended September 30, 2025) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Customer Contact Information
(In thousands, except customer contacts and per customer contact amounts)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2026	2025	2026	2025
Revenue	$154,318	$135,366	$442,995	$396,634
Customer contacts	20,777	21,252	40,129	41,873
Revenue per customer contact[1]	$7,427	$6,370	$11,039	$9,472

1Revenue per customer contact is calculated using the revenue recognized during the respective period divided by the actual number of customer contacts served during the same period. Customer contacts are product developers, engineers, procurement and supply chain professionals and other individuals who place an order, and that order is shipped and invoiced during the period. The Company believes revenue per customer contact is useful to investors in evaluating the underlying business trends and ongoing operating performance of the Company.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Guidance
(Unaudited)

	Q4 2026 Outlook
	Low	High
GAAP diluted net income per share	$0.28	$0.36
Add back:
Stock-based compensation expense	0.15	0.15
Amortization expense	0.03	0.03
Total adjustments	0.18	0.18
Non-GAAP diluted net income per share	$0.46	$0.54